Exhibit 10.29

AMENDMENT NUMBER ONE

TO THE

NEW YORK STOCK EXCHANGE, INC.

SUPPLEMENTAL EXECUTIVE SAVINGS PLAN

WHEREAS, New York Stock Exchange, Inc. (“NYSE”) maintains the New York Stock Exchange, Inc. Supplemental Executive Savings Plan, amended and restated effective as of August 1, 1997 (the “Plan”);

WHEREAS, NYSE may amend the Plan by action of its board of directors (the “Board”) or a person designated by the Board; and

WHEREAS, the undersigned has been duly authorized by the Board to amend the Plan, in his sole and absolute discretion; and

WHEREAS, the undersigned deems it advisable to amend the Plan.

NOW, THEREFORE, pursuant to Section 16 of the Plan, the Plan is hereby amended as follows:

1.             Effective January 1, 1999, Section 1(h) of the Plan is amended by substituting “twenty-four one hundredths (.24)” where “twenty-two one hundredths (.22)” appears.

2.             Effective January 1, 1999, Section 2(b) of the Plan is amended by substituting “eighteen percent (18%)” where “sixteen percent (16%)” appears.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 3rd day of November, 1998.

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ Frank Z. Ashen

Dated:	11/3/98